Note 11 - Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Text Block]
11.           Subsequent Events

Private Placement of Common Stock and Warrants

During January 2012, we sold an aggregate of 407,999 shares of our common stock to twelve individual accredited investors (including 45,000 shares sold to members of our board of directors and management) for an aggregate purchase price of $273,360.  We also issued to the investors warrants to purchase an aggregate of 612,001 shares of common stock at a price of $1.00 per share, which expire in January 2017.

Issuance of Convertible Preferred Stock and Warrants

On March 21, 2012, we sold shares of our Series A convertible preferred stock to certain institutional investors for an aggregate purchase price of $2.2 million.  The preferred stock is convertible at any time into shares of our common stock at $0.75 per share (2,933,333 shares in the aggregate), subject to possible adjustment as provided in the certificate of designation.

Pursuant to the terms of the securities purchase agreement, the investors also received five-year Series A warrants to purchase an aggregate of 2,933,333 shares of our common stock at $1.00 per share.  The Series A warrants are immediately exercisable.  We also granted to the investors a one-year additional purchase right, evidenced in the form of Series B warrants, to purchase up to 2,933,333 of our common stock for one year with an exercise price of $0.75 per share, and five-year Series C warrants to purchase up to 2,933,333 shares of our common stock at $1.00 per share.  The Series B warrants are immediately exercisable.  The Series C warrants only vest and become exercisable at the time, and to the extent, that the Series B warrants are exercised.